UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2014

EMPIRE STATE REALTY OP, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36106	45-4685158
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Grand Central Place 60 East 42nd Street New York, New York	10165
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 687-8700

n/a

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 15, 2014, Empire State Realty Trust, Inc. (“ESRT”) announced that its operating partnership, Empire State Realty OP, L.P. (“ESRO”), completed the acquisition of the ground and operating leases at 112 West 34th Street from 112 West 34th Street Associates L.L.C. and 112 West 34th Street Company L.L.C. (the “112 Property”), and the ground lease at 1400 Broadway from 1400 Broadway Associates L.L.C. (the “1400 Property”). ESRT’s subsidiary previously served as supervisor of each of the selling entities.

The 112 Property was acquired for approximately $423.6 million, or approximately $570 per square foot, consisting of $87.7 million by assumption of existing mortgage debt, $106.9 million in cash and $229.0 million in shares of ESRT Class A and Class B common stock and ESRO Series PR operating partnership units. In connection with this transaction and in accordance with the applicable option agreements, ESRT issued 1,217,685 shares of Class A common stock and 77,495 shares of Class B common stock each at a share price of $16.65, and ESRO issued 12,457,379 Series PR operating partnership units at a unit price of $16.65.

The 1400 Property was acquired for approximately $310.0 million, or approximately $346 per square foot, consisting of $80.0 million by assumption of existing mortgage debt, $79.7 million in cash and $150.3 million in shares of ESRT Class A and Class B common stock and ESRO Series PR operating partnership units. In connection with this transaction and in accordance with the applicable option agreements, ESRT issued 1,338,488 shares of Class A common stock and 32,452 shares of Class B common stock each at a share price of $16.65, and ESRO issued 7,658,516 Series PR operating partnership units at a unit price of $16.65.

A copy of the press release issued by ESRT announcing such acquisition is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 2.01 of this Current Report on Form 8–K is incorporated herein by reference. The issuance of the ESRT Class A and Class B common stock and ESRO Series PR operating partnership units described above were effected in reliance upon an exemption from registration provided by Section 4(2) under the Securities Act and pursuant to Rule 506 of Regulation D of the Securities Act. The ESRO Series PR operating partnership units are redeemable for shares of ESRT Class A common stock in accordance with the terms of the Amended and Restated Agreement of Limited Partnership of Empire State Realty OP, L.P.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Statements of Revenue and Certain Expenses, in accordance with Rule 3-14 of Regulation S-X, of 112 West 34th Street and 1400 Broadway for the three months ended March 31, 2014 (unaudited) and for the years ended December 31, 2013, 2012 and 2011 (audited).

(b)	Pro Forma Financial Information

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2014 (unaudited) and Pro Forma Condensed Consolidated Statements of Income for the three months ended March 31, 2014 (unaudited) and for the year ended December 31, 2013 (unaudited).

(d)	Exhibits

Exhibit No.	Description

10.1	Amended and Restated Option Agreement among, inter alios, Empire State Realty OP, L.P., Empire State Realty Trust, Inc. and 112 West 34th Street Associates L.L.C., dated September 16, 2013, incorporated by reference to Exhibit 10.17 to Amendment No. 8 to the Registrant’s Form S-11 (Registration No. 333-179485), filed with the SEC on September 27, 2013.

10.2	Amended and Restated Option Agreement among, inter alios, Empire State Realty OP, L.P., Empire State Realty Trust, Inc. and 112 West 34th Street Company L.L.C., dated September 16, 2013, incorporated by reference to Exhibit 10.18 to Amendment No. 8 to the Registrant’s Form S-11 (Registration No. 333-179485), filed with the SEC on September 27, 2013.

10.3	Amended and Restated Option Agreement among, inter alios, Empire State Realty OP, L.P., Empire State Realty Trust, Inc. and 1400 Broadway Associates L.L.C. dated September 16, 2013, incorporated by reference to Exhibit 10.19 to Amendment No. 8 to the Registrant’s Form S-11 (Registration No. 333-179485), filed with the SEC on September 27, 2013.

99.1*	Press Release dated July 16, 2014

Notes:

*	Filed herewith.

REPORT OF INDEPENDENT AUDITORS

To:	The Board of Directors and the Stockholders of Empire State Realty OP, L.P.

We have audited the accompanying statements of revenues and certain expenses of 112 West 34th Street (the “Property”) for each of the three years in the period ended December 31, 2013, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statements of revenues and certain expenses that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statements of revenues and certain expenses based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenues and certain expenses are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statements of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statements of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Property’s preparation and fair presentation of the statements of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statements of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statements of revenues and certain expenses referred to above present fairly, in all material respects, the revenues and certain expenses described in Note 2 of 112 West 34th Street for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 2 to the financial statements, the statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Empire State Realty OP, L.P., and are not intended to be a complete presentation of the Property’s revenue and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

New York, New York

July 21, 2014

112 West 34th Street

Statements of Revenues and Certain Expenses

(In Thousands)

	Three Months Ended March 31,	Year Ended December 31,
	2014	2013	2012	2011
	(unaudited)
Revenue:
Rental revenue	$5,615	$22,750	$23,068	$21,728
Tenant expense reimbursements	970	3,866	3,609	3,647
Other property income	7	412	483	205

Revenue - Total	6,592	27,028	27,160	25,580

Certain expenses:
Rental operating	750	4,014	3,576	2,914
Utilities	459	1,751	1,969	2,072
Repairs and maintenance	192	1,221	1,222	781
Insurance	99	366	279	232
Real estate taxes	1,279	4,980	4,708	4,403
Rent expense	187	747	747	747
Management fees	90	368	297	347
General and administrative	144	454	406	200

Certain expenses - Total	3,200	13,901	13,204	11,696

Revenues in excess of certain expenses	$3,392	$13,127	$13,956	$13,884

See accompanying notes.

112 West 34th Street

Notes to Statements of Revenues and Certain Expenses

For the Three Months ended March 31, 2014 (unaudited)

and for the Years ended December 31, 2013, 2012 and 2011

(In Thousands)

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

The accompanying statements of revenues and certain expenses include the results of operations of the ground leasehold of 112 West 34th Street and the fee ownership of 122 West 34 Street (collectively the “Property”). The Property consists of 650,769 square feet (unaudited) of office space and 92,455 square feet (unaudited) of retail space and is located at 112-122 West 34th Street between Avenue of the Americas and Seventh Avenue. The Property’s prior owners were supervised by ESRT Management TRS, L.L.C. (“ESRT Management”), successor by merger to Malkin Holdings LLC (“Malkin Holdings”).

On July 15, 2014, Empire State Realty OP, L.P., (“ESRO”) the operating partnership of Empire State Realty Trust, Inc., (“ESRT”) acquired the Property from 112 West 34th Street Company L.L.C. and 112 West 34th Street Associates, L.L.C. for approximately $423.6 million, or approximately $570 per square foot, consisting of $87.7 million by assumption of existing mortgage debt, $106.9 million in cash and $229.0 million in shares of Class A and Class B common stock and Series PR OP units. In connection with this transaction, ESRT and ESRO respectively issued 1,217,685 shares of Class A common stock and 77,945 shares of Class B common stock at a share price of $16.65 and 12,457,379 Series PR OP Units at a unit price of $16.65.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual results of operations for the periods presented, as revenues and certain expenses, which may not be directly attributable to the revenues and expenses to be incurred in the future operations of the Property, have been excluded. Such excluded items include interest income, depreciation and amortization, interest expense and supervisory and related party fees.

Accounting Estimates

The preparation of the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that in certain circumstances may affect the reported revenues and certain expenses. Actual results could materially differ from these estimates.

Interim Statement

The statement of revenues and certain expenses for the three months ended March 31, 2014 is unaudited. However, in the opinion of management of ESRO, all significant adjustments necessary for a fair presentation of the statement for the interim period has been included. The results of operations for the interim period is not necessarily indicative of the results to be expected for the full year of the operation of the Property.

Revenue Recognition

Rental revenue includes base rents that each tenant pays in accordance with the terms of its lease and is reported on a straight-line basis over the non-cancellable term of the lease which includes the effects of rent steps and rent abatements.

Rental revenue recognition commences when the tenant takes possession of the leased space and the leased space is substantially ready for its intended use. In addition, many of the leases contain fixed percentage increases over the base rent to cover escalations.

In addition to base rent, tenants also generally will pay their pro rata share of increases in real estate taxes and operating expenses for the building over a base year. In some leases, in lieu of paying additional rent based upon increases in building operating expenses, the tenant will pay additional rent based upon increases in the Consumer Price Index over the index value in effect during a base year. Rental revenue from month-to-month leases or leases with no scheduled rent increases or other adjustments is recognized on a monthly basis when earned.

Lease cancellation fees are recognized when the fees are determinable and collectability is reasonably assured, the Property has no continuing obligation to provide services to such former tenants and the payment is not subject to any conditions that must be met or waived. No lease cancellation fees were recognized for any of the periods presented.

Bad Debt Expense

Bad debt expense (recovery), which is included in rental operating expenses in the accompanying statements of revenues and certain expenses, was ($5), $877, $510 and $291 for the three months ended March 31, 2014, and the years ended December 31, 2013, 2012 and 2011, respectively.

NOTE 3. MINIMUM FUTURE LEASE RENTALS

The Property leases various office spaces to tenants over terms ranging from five to seventeen years. Certain leases have renewal options for additional terms. The leases provide for base monthly rentals and reimbursements for real estate taxes, escalations linked to the Consumer Price Index or common area maintenance known as operating expense reimbursements. Operating expense reimbursements are reflected in tenant expense reimbursements in the accompanying statements of revenue and certain expenses.

At December 31, 2013, future contractual minimum lease payments to be received on non-cancellable operating leases are as follows (in thousands):

2014	$21,964
2015	21,036
2016	15,083
2017	9,526
2018	5,098
Thereafter	32,174

Total	$104,881

NOTE 4. LEASE COMMITMENTS

The Property is subject to a non-cancellable ground lease. Minimum rent is expensed on a straight-line basis over the non-cancellable term of the lease which has been extended through May 31, 2077.

At December 31, 2013, future minimum lease payments to be paid over the non-cancellable term of the lease are as follows (in thousands):

2014	$783
2015	735
2016	735
2017	735
2018	735
Thereafter	42,936

Total	$46,659

NOTE 5. CONCENTRATION OF CREDIT RISK

Two tenants comprised approximately 36% of rental revenue for the year ended December 31, 2011. Three tenants comprised approximately 44% of rental revenue for the year ended December 31, 2012. Three tenants comprised approximately 45% of rental revenue for the year ended December 31, 2013. Three tenants comprised approximately 46% of rental revenue for the three months ended March 31, 2014.

NOTE 6. RELATED PARTY TRANSACTIONS

The Property’s insurance policies are purchased by an entity affiliated with ESRT Management, a related party. Insurance costs are allocated to the Property and other affiliated entities managed by ESRT Management based on the respective property’s square footage.

The following expenditures are not reflected in the statements of revenues and certain expenses, but represent transactions between the Property and its supervisor, ESRT Management.

Supervisory and other professional services are provided to the Property by ESRT Management. Beneficial and management interests in the Property are held directly or indirectly by one or more persons with investment and/or management interests in (a) Malkin Holdings prior to October 7, 2013 and (b) the parent of ESRT Management thereafter and/or family members of such persons.

For administration and investment of the Property’s supervisory account, the Supervisor has earned since 1979 a service fee of 10% of the account interest.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Property entered into contracts with third parties for building repairs, alterations, or replacements. Some of these contracts may span more than one year in duration. The total amount of these commitments has not been determined.

The Property is not presently involved in any material litigation, nor, to our knowledge is any material litigation threatened against the Property, other than routine litigation arising in the ordinary course of business such as disputes with tenants. The Property believes that the costs and related liabilities, if any, which may result from such actions will not materially affect the Property’s operating results.

NOTE 8. SUBSEQUENT EVENTS

Management of ESRO has evaluated events and transactions for potential recognition or disclosure through July 21, 2014, the date the statements of revenues and certain expenses were available to be issued.

REPORT OF INDEPENDENT AUDITORS

To:	The Board of Directors and the Stockholders of Empire State Realty OP, L.P.

We have audited the accompanying statements of revenues and certain expenses of 1400 Broadway (the “Property”) for each of the three years in the period ended December 31, 2013, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statements of revenues and certain expenses that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statements of revenues and certain expenses based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenues and certain expenses are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statements of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statements of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Property’s preparation and fair presentation of the statements of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statements of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statements of revenues and certain expenses referred to above present fairly, in all material respects, the revenues and certain expenses described in Note 2 of 1400 Broadway for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 2 to the financial statements, the statements of revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Empire State Realty OP, L.P., and are not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

New York, New York

July 21, 2014

1400 Broadway

Statements of Revenues and Certain Expenses

(In Thousands)

	Three Months Ended March 31,	Year Ended December 31,
	2014	2013	2012	2011
	(unaudited)
Revenue:
Rental revenue	$7,924	$27,503	$24,695	$24,342
Tenant expense reimbursements	1,157	4,205	4,002	3,910
Other property income	38	398	952	256

Revenue - Total	9,119	32,106	29,649	28,508

Certain expenses:
Rental operating	888	3,464	3,745	4,466
Utilities	988	2,813	2,867	2,869
Repairs and maintenance	456	1,625	2,008	2,995
Insurance	101	400	388	356
Real estate taxes	1,263	4,923	4,760	4,654
Rent expense	172	719	719	719
Management fees	69	295	281	274
General and administrative	91	150	370	159

Certain expenses - Total	4,028	14,389	15,138	16,492

Revenues in excess of certain expenses	$5,091	$17,717	$14,511	$12,016

See accompanying notes.

1400 Broadway

Notes to Statements of Revenues and Certain Expenses

Three Months ended March 31, 2014 (unaudited)

and years ended December 31, 2013, 2012 and 2011

(In Thousands)

NOTE 1. ORGANIZATION AND DESCRIPTION OF BUSINESS

The accompanying statements of revenues and certain expenses include the operations of the ground leasehold of 1400 Broadway (the “Property”). The Property consists of 880,131 square feet (unaudited) of office space and 19,815 square feet (unaudited) of retail space and is located at 1400 Broadway, New York, NY. The Property’s prior owners were supervised by ESRT Management TRS, L.L.C. (“ESRT Management”), successor by merger to Malkin Holdings LLC (“Malkin Holdings”).

On July 15, 2014, Empire State Realty OP, L.P. (“ESRO”), the operating partnership of Empire State Realty Trust, Inc. (“ESRT”), acquired the Property from 1400 Broadway Associates L.L.C. for approximately $310.0 million, or approximately $346 per square foot, consisting of $80.0 million by assumption of existing mortgage debt, $79.7 million in cash and $150.3 million in shares of Class A and Class B common stock and Series PR OP units. In connection with this transaction, ESRT and ESRO respectively issued 1,338,488 shares of Class A common stock and 32,452 shares of Class B common stock at a share price of $16.65 and 7,658,516 Series PR OP Units at a unit price of $16.65.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual results of operations for the periods presented, as revenues and certain expenses, which may not be directly attributable to the revenues and expenses to be incurred in the future operations of the Property, have been excluded. Such excluded items include interest income, depreciation and amortization, interest expense and supervisory and related party fees.

Accounting Estimates

The preparation of the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that in certain circumstances may affect the reported revenues and certain expenses. Actual results could materially differ from these estimates.

Interim Statement

The statement of revenues and certain expenses for the three months ended March 31, 2014 is unaudited. However, in the opinion of management of ESRO, all significant adjustments necessary for a fair presentation of the statement for the interim period has been included. The results of operations for the interim period is not necessarily indicative of the results to be expected for the full year of the operation of the Property.

Revenue Recognition

Rental revenue includes base rents that each tenant pays in accordance with the terms of its lease and is reported on a straight-line basis over the non-cancellable term of the lease which includes the effects of rent steps and rent abatements. Rental revenue recognition commences when the tenant takes possession of the leased space and the leased space is substantially ready for its intended use. In addition, many of the leases contain fixed percentage increases over the base rent to cover escalations.

In addition to base rent, tenants also generally will pay their pro rata share of increases in real estate taxes and operating expenses for the building over a base year. In some leases, in lieu of paying additional rent based upon increases in building operating expenses, the tenant will pay additional rent based upon increases in the Consumer Price Index over the index value in effect during a base year. Rental revenue from month-to-month leases or leases with no scheduled rent increases or other adjustments is recognized on a monthly basis when earned.

Lease cancellation fees are recognized when the fees are determinable and collectability is reasonably assured, the Property has no continuing obligation to provide services to such former tenants and the payment is not subject to any conditions that must be met or waived.

Bad Debt Expense

Bad debt expense, which is included in rental operating expenses in the accompanying statements of revenues and certain expenses was $172, $439, $265 and $426 for the three months ended March 31, 2014 and years ended December 31, 2013, 2012 and 2011, respectively.

NOTE 3. MINIMUM FUTURE LEASE RENTALS

The Property leases various office spaces to tenants over terms ranging from five to fifteen years. Certain leases have renewal options for additional terms. The leases provide for base monthly rentals and reimbursements for real estate taxes, escalations linked to the Consumer Price Index or common area maintenance known as operating expense reimbursements. Operating expense reimbursements are reflected in tenant expense reimbursements in the accompanying statements of revenues and certain expenses.

At December 31, 2013, future contractual minimum lease payments to be received on non-cancellable operating leases are as follows (in thousands):

2014	$27,006
2015	27,214
2016	25,615
2017	24,141
2018	20,126
Thereafter	105,134

Total	$229,236

NOTE 4. LEASE COMMITMENTS

The Property is subject to a non-cancellable ground lease. Minimum rent is expensed on a straight-line basis over the non-cancellable term of the lease which has been extended through December 31, 2039. The Property has the option to extend the lease through 2063.

At December 31, 2013, future minimum lease payments to be paid over the non-cancellable term of the lease are as follows (in thousands):

2014	$675
2015	675
2016	675
2017	675
2018	675
Thereafter	14,175

Total	$17,550

NOTE 5. CONCENTRATION OF CREDIT RISK

Four tenants comprised approximately 24%, 28% and 26% of rental revenue for the years ended December 31, 2013, 2012 and 2011, respectively. Four tenants comprised approximately 18% of rental revenue for the three months ended March 31, 2014.

NOTE 6. RELATED PARTY TRANSACTIONS

The Property’s insurance policies are purchased by an entity affiliated with ESRT Management, a related party. Insurance costs are allocated to the Property and other affiliated entities managed by ESRT Management based on the respective property’s square footage.

The following expenditures are not reflected in the statements of revenues and certain expenses, but represent transactions between the Property and its supervisor, ESRT Management, a related party.

Supervisory and other professional services are provided to the Property by ESRT Management. Beneficial and management interests in the Property are held directly or indirectly by one or more persons with investment and/or management interests in (a) Malkin Holdings prior to October 7, 2013 and (b) the parent of ESRT Management thereafter and/or family members of such persons.

For administration and investment of the Property’s supervisory account, the Supervisor has earned since 1978 a service fee of 10% of the account interest.

NOTE 7. COMMITMENTS AND CONTINGENCIES

The Property entered into contracts with third parties for building repairs, alterations, or replacements. Some of these contracts may span more than one year in duration. The total amount of these commitments has not been determined.

The Property is not presently involved in any material litigation, nor, to our knowledge is any material litigation threatened against the Property, other than routine litigation arising in the ordinary course of business such as disputes with tenants. The Property believes that the costs and related liabilities, if any, which may result from such actions will not materially affect the Property’s operating results.

NOTE 8. SUBSEQUENT EVENTS

Management of ESRO has evaluated events and transactions for potential recognition or disclosure through July 21, 2014, the date the statements of revenues and certain expenses were available to be issued.

Empire State Realty OP, L.P.

Unaudited Pro Forma Condensed Consolidated Financial Statements

Empire State Realty Trust, Inc., together with Empire State Realty OP, L.P. (the “Company”), made the following acquisitions since January 1, 2014:

Property Name	Date of Acquisition	Purchase Price
112 West 34th Street	July 15, 2014	$423.6 million
1400 Broadway	July 15, 2014	$310.0 million

The unaudited pro forma condensed consolidated balance sheet assumes that the 2014 acquisitions occurred on March 31, 2014, and the unaudited pro forma condensed consolidated statements of income assume that the 2014 acquisitions occurred on January 1, 2013.

In management’s opinion, all adjustments necessary to reflect the effects of these acquisitions have been made. The unaudited pro forma condensed consolidated statements of income are not necessarily indicative of what actual results of operations would have been had the Company made these acquisitions on the first day of the period presented, nor does it purport to represent the results of operations for future periods.

Empire State Realty OP, L.P.

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of March 31, 2014

(Unaudited)

(amounts in thousands)

	Historical Empire State Realty OP, L.P. (A)	112 West 34th Street (B)	1400 Broadway (B)	Pro Forma Empire State Realty OP, L.P.
ASSETS
Commercial real estate properties, net	$1,352,434	$261,626	$178,340	$1,792,400
Cash and cash equivalents	44,703	3,004	130	47,837
Restricted cash	54,832	1,197	3,441	59,470
Tenant and other receivables, net	29,644	730	720	31,094
Deferred rent receivables, net	74,971	—	—	74,971
Prepaid expenses and other assets	23,535	1,389	2,453	27,377
Deferred costs, net	79,032	874	813	80,719
Acquired below-market ground lease, net	61,886	142,568	119,331	323,785
Acquired lease intangibles, net	237,900	52,689	35,916	326,505
Goodwill	491,479	—	—	491,479

Total assets	$2,450,416	$464,077	$341,144	$3,255,637

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$878,545	$96,538	$86,863	$1,061,946
Term loan and credit facility	325,000	107,886	82,114	515,000
Accounts payable and accrued expenses	71,712	6,031	2,949	80,692
Acquired below-market leases, net	125,106	24,472	16,681	166,259
Deferred revenue and other liabilities	22,574	492	313	23,379
Tenants’ security deposits	32,939	1,197	3,482	37,618

Total liabilities	1,455,876	236,616	192,402	1,884,894
Capital:
Series PR operating partnership units:
ESRT partners’ capital	381,524	19,971	21,227	422,722
Limited partners’ interests	569,314	207,490	127,515	904,319
Series ES operating partnership units	30,888	—	—	30,888
Series 60 operating partnership units	8,370	—	—	8,370
Series 250 operating partnership units	4,444	—	—	4,444
Total capital	994,540	227,461	148,742	1,370,743

Total liabilities and capital	$2,450,416	$464,077	$341,144	$3,255,637

(A)	Represents the unaudited historical condensed balance sheet of Empire State Realty OP, L.P. (“ESRO”) as of March 31, 2014.
(B)	Reflects the acquisition of the ground and operating leases at 112 West 34th Street from 112 West 34th Street Associates L.L.C. and 112 West 34th Street Company L.L.C. and the ground lease at 1400 Broadway from 1400 Broadway Associates L.L.C. for $733.6 million consisting of $167.7 million by assumption of existing mortgage debt on the properties, $186.6 million in cash, and $379.3 million in shares common stock of Empire State Realty Trust, Inc. (“ESRT”) and operating partnership units of ESRO. The cash amount was funded from proceeds from ESRO’s credit facility. Acquisition expenses and loan assumption fees of $5.0 million were funded from cash and cash equivalents and from proceeds from ESRO’s credit facility. The acquisitions are accounted for under the purchase method of accounting in accordance with ASC 805-10, Business Combinations. The allocation of purchase price shown is based on ESRO’s preliminary estimates and is subject to change based on the final determination of the fair value of assets and liabilities acquired.

The acquisition method of accounting was used to allocate the fair value to tangible and identified intangible assets and liabilities acquired. The amounts allocated to net real estate, which includes buildings and building improvements, are depreciated over their estimated useful lives. The amounts allocated to tenant improvements are amortized over the lives of the remaining respective lease terms. The amounts allocated to in-place lease assets, above- and below-market leases and to intangible lease assets are amortized over the lives of the respective remaining lease terms. As a result of the acquisition method of accounting, the carrying value of the mortgage debt assumed for 112 West 34th Street and 1400 Broadway was adjusted to its fair value resulting in a $15.7 million premium. The premium is amortized to interest expense over the remaining lives of the underlying debt instruments.

Empire State Realty OP, L.P.

Unaudited Pro Forma Condensed Consolidated Statements of Income

For the Three Months Ended March 31, 2014

(amounts in thousands, except per unit amounts)

	Historical Empire State Realty OP, L.P. (AA)	Adjustments for 112 West 34th Street (BB)	Adjustments for 1400 Broadway (BB)	Other Pro Forma Adjustments (CC)		Pro Forma Empire State Realty OP, L.P.
Revenues:
Rental revenue	$90,204	$5,615	$7,924	$1,950	(EE)	$105,693
Tenant expense reimbursement	15,153	970	1,157	—		17,280
Observatory revenue	17,301	—	—	—		17,301
Construction revenue	14,963	—	—	—		14,963
Third-party management and other fees	611	—	—	(158	)(FF)	453
Other revenue and fees	2,074	7	38	—		2,119

Total revenues	140,306	6,592	9,119	1,792		157,809

Operating expenses:
Property operating expenses	36,311	1,968	2,836	(158	)(FF)	42,132
				1,175	(GG)
Marketing, general, and administrative expenses	8,675	—	—	—		8,675
Observatory expenses	6,981	—	—	—		6,981
Construction expenses	14,283	—	—	—		14,283
Real estate taxes	18,373	1,279	1,263	—		20,915
Depreciation and amortization	30,115	996	1,661	4,966	(HH)	37,738

Total operating expenses	114,738	4,243	5,760	5,983		130,724

Total operating income	25,568	2,349	3,359	(4,191)		27,085
Interest expense	(14,337)	(1,396)	(1,253)	(641	)(II)	(16,476)
				1,151	(JJ)

Net income	$11,231	$953	$2,106	$(3,681)		$10,609

Total weighted average units:
Basic	245,779					268,566

Diluted	245,821					268,607

Net income per unit:
Basic earnings per unit	$0.05					$0.04

Diluted earnings per unit	$0.05					$0.04

Dividends per unit	$0.085					$0.085

Empire State Realty OP, L.P.

Unaudited Pro Forma Condensed Consolidated Statements of Income

For the Year Ended December 31, 2013

(amounts in thousands, except per share amounts)

	Empire State Realty OP, L.P.	The Predecessor
	Period from October 7, 2013 through December 31, 2013 (AA)	Period from January 1, 2013 through October 6, 2013 (DD)	112 West 34th Street (BB)	1400 Broadway (BB)	Pro Forma Adjustments (CC)		Pro Forma Empire State Realty OP, L.P.
Revenues:
Rental revenue	$79,987	$148,690	$22,750	$27,503	$11,115	(EE)	$290,045
Tenant expense reimbursement	15,836	21,272	3,866	4,205	—		45,179
Observatory revenue	23,735	—	—	—	—		23,735
Construction revenue	5,265	18,636	—	—	—		23,901
Third-party management and other fees	550	5,067	—	—	(499)	(FF)	5,118
Other revenue and fees	2,210	12,407	7,100	6,271	(12,557)	(FF)	14,594
					(837)	(FF)

Total revenues	127,583	206,072	33,716	37,979	(2,778)		402,572

Operating expenses:
Property operating expenses	34,453	41,297	9,041	10,336	(1,336)	(FF)	98,489
					4,698	(GG)
Marketing, general, and administrative expenses	15,254	23,600	—	—	—		38,854
Observatory expenses	5,687	—	—	—	—		5,687
Construction expenses	5,468	19,821	—	—	—		25,289
Real estate taxes	17,191	24,331	4,980	4,923	—		51,425
Formation transaction expenses	—	4,507	—	—	—		4,507
Depreciation and amortization	27,375	38,963	5,463	6,293	18,634	(HH)	96,728

Total operating expenses	105,428	152,519	19,484	21,552	21,996		320,979

Total operating income	22,155	53,553	14,232	16,427	(24,774)		81,593
Other income (expense):
Equity in net income of non-controlled entities	—	14,875	—	—	—		14,875
Interest expense	(13,147)	(50,660)	(5,621)	(4,726)	(2,565	) (II)	(72,192)
					4,527	(JJ)
Settlement expense	—	(55,000)	—	—	—		(55,000)
Acquisition expenses	(138,140)	—	(1,596)	(1,307)	2,903	(FF)	(138,140)
Gain on consolidation of non-controlling interests	322,563	—	—	—	—		322,563

Net income (loss)	193,431	(37,232)	7,015	10,394	(19,909)		153,699
Net income (loss) attributable to the predecessor	—	37,232	(5,381)	(7,973)	13,046		36,924

Net income attributable to Empire State Realty OP, L.P.	$193,431	$—	$1,634	$2,421	$(6,863)		$190,623

Total weighted average units:
Basic	245,445						268,228

Diluted	245,482						268,264

Net income per unit attributable to Empire State Realty OP, L.P.:
Basic earnings per unit	$0.79						$0.71

Diluted earnings per unit	$0.79						$0.71

Dividends per unit	$0.0795						$0.0795

(AA)	Represents ESRO’s unaudited historical condensed consolidated statements of income for the three months ended March 31, 2014 and the period from October 7, 2013 through December 31, 2013.
(BB)	Reflects the acquisition of the ground and operating leases at 112 West 34th Street from 112 West 34th Street Associates L.L.C. and 112 West 34th Street Company L.L.C. and the ground lease at 1400 Broadway from 1400 Broadway Associates L.L.C. for $733.6 million consisting of $167.7 million by assumption of existing mortgage debt on the properties, $186.6 million in cash, and $379.3 million in shares common stock of ESRT and operating partnership units of ESRO. The cash amount was funded from proceeds from ESRO’s credit facility. Acquisition expenses and loan assumption fees of $5.0 million were funded from cash and cash equivalents and from proceeds from ESRO’s credit facility. The acquisitions are accounted for under the purchase method of accounting in accordance with ASC 805-10, Business Combinations. The allocation of purchase price shown is based on ESRO’s preliminary estimates and is subject to change based on the final determination of the fair value of assets and liabilities acquired.

The acquisition method of accounting was used to allocate the fair value to tangible and identified intangible assets and liabilities acquired. The amounts allocated to net real estate, which includes buildings and building improvements, are depreciated over their estimated useful lives. The amounts allocated to tenant improvements are amortized over the lives of the remaining respective lease terms. The amounts allocated to in-place lease assets, above- and below-market leases and to intangible lease assets are amortized over the lives of the respective remaining lease terms. As a result of the acquisition method of accounting, the carrying value of the mortgage debt assumed for 112 West 34th Street and 1400 Broadway was adjusted to its fair value resulting in a $15.7 million premium. The premium is amortized to interest expense over the remaining lives of the underlying debt instruments.

(CC)	Excludes non-recurring acquisition expenses related to the acquisition of 112 West 34th Street and 1400 Broadway.
(DD)	Represents ESRO’s Predecessor’s condensed statement of income for the period January 1, 2013 through October 6, 2013. See ESRO’s Annual Report on Form 10-K for the year ended December 31, 2013 for additional explanation regarding the Predecessor.
(EE)	Rental revenue has been adjusted to reflect pro forma adjustments for the net amortization of acquired above- and below-market lease assets and liabilities and the pro forma adjustments to straight line rental revenue assuming the acquisitions occurred on January 1, 2013.
(FF)	Supervisory and management fees, acquisition cost reimbursement, and other income from the acquired properties are eliminated in consolidation for pro forma purposes.
(GG)	To record amortization of acquired below-market ground lease assets over the lives of the remaining respective lease terms.
(HH)	Depreciation and amortization have been adjusted to reflect pro forma depreciation and amortization. The acquisition method of accounting was used to allocate the fair value to tangible and identified intangible assets and liabilities acquired. In order to calculate depreciation and amortization expense, the amounts allocated to net real estate, which includes buildings and building improvements, were depreciated over their estimated useful lives of 40 years. The amounts allocated to tenant improvements were amortized over the lives of the remaining respective lease terms. The amounts allocated to in-place lease assets were amortized over the lives of the respective remaining lease terms.
(II)	To record the pro forma effect of interest expense on borrowings of $190.0 million under ESRO’s credit facility. A variance in interest rate of 1/8% on the credit facility would have an impact of $0.2 million and $0.1 million on net income attributable to Empire State Realty Trust, Inc. for the year ended December 31, 2013 and the three months ended March 31, 2014.
(JJ)	Interest expense has been adjusted to reflect pro forma changes in deferred finance cost amortization and reduction in interest expense related to the fair value adjustment on the assumed debt.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY OP, L.P. (Registrant)

	By:	Empire State Realty Trust, Inc., as general partner

Date: July 21, 2014	By:	/s/ Thomas N. Keltner, Jr.
	Name:	Thomas N. Keltner, Jr.
	Title:	Executive Vice President & General Counsel